                                                                   Exhibit 10.28



                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT



         THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of June 4, 1999, is entered into by and among:

                  (1) NOVELLUS SYSTEMS, INC., a California corporation
         ("Lessee");

                  (2) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Head Lessor");

                  (3) ABN AMRO LEASING, INC., an Illinois corporation
         ("Lessor");

                  (4) Each of the financial institutions listed in Schedule I to the Participation Agreement referred to in Recital A below (collectively, the "Participants"); and

                  (5) ABN AMRO BANK N.V., as agent for the Participants (in such capacity, "Agent").


                                    RECITALS

         A. Lessee, Head Lessor, Lessor, Participants and Agent are parties to a Participation Agreement dated as of August 31, 1998 (the "Participation Agreement"), pursuant to which Lessor and Participants have provided to Lessee two lease facilities (individually, "Facility 1" and "Facility 2" and, collectively, the "Facilities").

         B. Lessee now has requested Head Lessor, Lessor, Participants and Agent to amend the Participation Agreement and certain of the other Operative Documents (as defined in the Participation Agreement) to (1) increase the amount of Facility 2 by $20,000,000 and extend the availability period for Facility 2 by nine months to provide for the construction of a clean room (the "Clean Room") as part of the New Improvements to the Tract 4 Land, and (2) permit the purchase by Lessee from time to time of portions of the property under the Facilities.

         C. Head Lessor, Lessor, Participants and Agent are willing so to amend the Participation Agreement and the other Operative Documents upon the terms and subject to the conditions set forth in this Amendment.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee, Head Lessor, Lessor, the Participants and Agent hereby agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Participation Agreement, as amended by this Amendment. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENTS TO PARTICIPATION AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 5 below, the Participation Agreement is hereby amended as follows:

            (a) Subparagraph 2.01(d) is amended to read in its entirety as follows:

                        (d) Amount Limitations. The amount of all advances made
            by Lessor hereunder (the "Advances") shall be subject to the following limitations:

                                    (i) The aggregate amount of all Advances
                        made by Lessor under Facility 1 shall not exceed the lesser of (A) Twenty-Four Million Five Hundred Thousand Dollars ($24,500,000) (the "Total Facility 1 Commitment") and (B) the Expiration Date Appraisal for the Facility 1 Property;

                                    (ii) The aggregate amount of all Advances
                        made by Lessor under Facility 2 shall not exceed the lesser of (A) One Hundred Eighty-Three Million Nine Hundred Thousand Dollars ($183,900,000) (the "Total Facility 2 Commitment") and (B) the Expiration Date Appraisal for the Facility 2 Property; and

                                    (iii) The aggregate amount of all Advances
                        made by Lessor under both Facilities shall not exceed Two Hundred Eight Million Four Hundred Thousand Dollars ($208,400,000) (the "Total Commitment");

            Provided, however, that (1) the aggregate amount of all Advances made by Lessor under Facility 2 shall not exceed One Hundred Sixty-Three Million Nine Hundred Thousand Dollars ($163,900,000) and the aggregate amount of all Advances made by Lessor under both Facilities shall not exceed One Hundred Eighty-Eight Million Four Hundred Thousand Dollars ($188,400,000) until the first Business Day after Agent has received the following, each in form and substance satisfactory to Agent:

                                    (x) A copy of the final plans and
                        specifications for the Tract 4 Clean Room Improvements (the "Tract 4 Clean Room Plans and Specifications"), together with a certificate of the architect for the Tract 4 Clean Room Improvements certifying that the Tract 4 Clean Room Plans and Specifications are complete;

                                    (y) A letter from Lessor stating that Lessor
                        has reviewed the Tract 4 Clean Room Plans and Specifications and approved the revisions, amendments, supplementations and modifications to the Plans and Specifications reflected therein pursuant to Paragraph
                        3.02 of the Facility 2 Construction Agency Agreement;
                        and

                                    (z) A letter from the appraiser that
                        provided the Expiration Date Appraisal for the Facility 2 Property pursuant to the First Amendment to Participation Agreement stating that such appraiser has reviewed the Tract 4 Clean Room Plans and Specifications and such plans and specifications do not alter the appraisal of the Facility 2 Property set forth in such Appraisal.

                  (b) Paragraph 7.04 is amended by (i) replacing the period at the end of subparagraph (c) thereof with a semi-colon and (ii) adding immediately prior to the first sentence following subparagraph (c) a proviso to read in its entirety as follows:

                  Provided, however, that, upon the exercise by Lessee of the Partial Purchase Option under either Purchase Agreement in accordance with Paragraph 2.02 of such Purchase Agreement, Lessor (or Head Lessor in the case of either Head Lease) may execute such documents, instruments and agreements (including releases and/or amendments to the Operative Documents) as may be reasonably necessary to release the Property to be purchased pursuant to such Partial Purchase Option.

                  (c) Schedule I is amended by changing Part A(2) and Part A(3) thereof to read in their entirety as set forth in Attachment 1 hereto.

                  (d) Schedule 1.01 is amended as follows:

                           (i) The definition of the term "Credit Event" set
                  forth therein is changed to read in its entirety as follows:

                                    "Credit Event" shall mean the making of each
                           Advance, the selection of a new Rental Period or the exercise of the Partial Purchase Option or Marketing Option under either Purchase Agreement.

                           (ii) The definition of the term "Expiration Date
                  Appraisal" set forth therein is changed to read in its entirety as follows:

                                    "Expiration Date Appraisal" shall mean (a)
                           with respect to the Facility 1 Property (or any portion thereof) as of any date, an Appraisal that assesses at such time the Fair Market Value of such Property on the Scheduled Expiration Date and (b) with respect to the Facility 2 Property (or any portion thereof) as of any date, an Appraisal that assesses at such time the Fair Market Value of such Property on the Scheduled Expiration

                           Date and as improved in accordance with the Plans and Specifications for the New Improvements (including the plans and specifications for the Clean Room approved by Lessor in the First Amendment to Participation Agreement).

                           (iii) A new definition of the term "First Amendment
                  to Participation Agreement", reading in its entirety as follows, is added thereto in the appropriate alphabetical order:

                                    "First Amendment to Participation Agreement"
                           shall mean the First Amendment to Participation Agreement dated as of June 4, 1999 among Lessee, Head Lessor, Lessor, Participants and Agent.

                           (iv) A new definition of the term "Notice of Partial
                  Purchase Option Exercise", reading in its entirety as follows, is added thereto in the appropriate alphabetical order:

                                    "Notice of Partial Purchase Option Exercise"
                           shall have, with respect to either Purchase
                           Agreement, the meaning given to that term in Subparagraph 2.02(a) of such Purchase Agreement.

                           (v) The reference to "Paragraph 2.02" set forth in
                  the definition of the term "Notice of Term Purchase Option Exercise" is changed to "Subparagraph 2.01(a)."

                           (vi) The date "August 30, 1999" set forth in the
                  definition of the term "Outside Completion Date" is changed to "May 31, 2000."

                           (vii) New definitions of the terms "Partial Purchase
                  Date" and "Partial Purchase Option", reading in their entirety as follows, are added thereto in the appropriate alphabetical order:

                                    "Partial Purchase Date" shall have, with
                           respect to either Purchase Agreement, the meaning given to that term in Subparagraph 2.02(a) of such Purchase Agreement.

                                    "Partial Purchase Option" shall have, with
                           respect to either Purchase Agreement, the meaning given to that term in Paragraph 2.02 of such Purchase Agreement.

                           (viii) The reference to "Paragraph 3.01 of the
                  Facility 2 Construction Agency Agreement" in the definition of the term "Plans and Specifications" is changed to "Paragraph
                  3.02 of the Facility 2 Construction Agency Agreement".

                           (ix) New definitions of the terms "Tract 4 Clean Room
                  Improvements" and "Tract 4 Clean Room Plans and
                  Specifications", reading in their entirety as follows, are added thereto in the appropriate alphabetical order:

                                    "Tract 4 Clean Room Improvements" shall mean
                           additional improvements to be made to the "clean room" located in the Improvements to the Tract 4 Land and constituting part of the Facility 2 Property.

                                    "Tract 4 Clean Room Plans and
                           Specifications" shall have the meaning given to that term in Subparagraph 2.01(d) of the Participation Agreement.

         3. PRIOR FIRST AMENDMENT INEFFECTIVE. Certain of the parties to this Amendment previously executed a First Amendment to Participation Agreement dated as of November 9, 1998 (the "Prior First Amendment") pursuant to which Head Lessor would have been authorized to sell on behalf of Lessee certain of the Facility 1 Property and the Facility 2 Property. The sale of such property was never effected, and, as a result, the conditions to the effectiveness of the Prior First Amendment were never satisfied. The Prior First Amendment is therefore declared null and void and of no force and effect.

         4. REPRESENTATIONS AND WARRANTIES. Lessee hereby represents and warrants to Head Lessor, Lessor, Participants and Agent that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                  (b) No Default has occurred and is continuing; and

                  (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

         5. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on June 4, 1999 (the "Effective Date"), subject to receipt by Head Lessor, Lessor, Agent and the Participants prior to 9:00 A.M. (San Francisco time) on the Effective Date of the following, each in form and substance satisfactory to Head Lessor, Lessor, Agent, the Participants and their respective counsel:

                  (a) This Amendment duly executed by Head Lessor, Lessor, Lessee, each Participant and Agent;

                  (b) A First Amendment to Facility 1 Purchase Agreement in the form of Exhibit A hereto, duly executed by Lessee and Lessor;

                  (c) A First Amendment to Facility 2 Purchase Agreement in the form of Exhibit B hereto, duly executed by Lessee and Lessor;

                  (d) A First Amendment to Facility 1 Head Lease Agreement in the form of Exhibit C hereto, duly executed by Head Lessor and Lessor;

                  (e) A First Amendment to Facility 2 Head Lease Agreement in the form of Exhibit D hereto, duly executed by Head Lessor and Lessor;

                  (f) An amendment to the Memorandum of Purchase Agreement for Facility 1, reflecting the amendments to the Facility 1 Purchase Agreement, duly executed by Lessee and Lessor and appropriately notarized for recording;

                  (g) An amendment to the Memorandum of Purchase Agreement for Facility 2, reflecting the amendments to the Facility 2 Purchase Agreement, duly executed by Lessee and Lessor and appropriately notarized for recording;

                  (h) An amendment to the Memorandum of Head Lease Agreement for Facility 1, reflecting the amendments to the Facility 1 Head Lease Agreement, duly executed by Head Lessor and Lessor and appropriately notarized for recording;

                  (i) An amendment to the Memorandum of Head Lease Agreement for Facility 2, reflecting the amendments to the Facility 2 Head Lease Agreement, duly executed by Head Lessor and Lessor and appropriately notarized for recording;

                  (j) Evidence that the Memoranda of Purchase Agreement and the Memoranda of Head Lease Agreement delivered pursuant to clauses 6(f), 6(g), 6(h) and 6(i) above have been properly recorded in the Official Records of the County of Santa Clara, California;

                  (k) An Expiration Date Appraisal for the Facility 2 Property, dated as of a recent date prior to the Effective Date, that appraises the Facility 2 Property (including the Clean Room) at not less than the Total Facility 2 Commitment (as increased by this Amendment);

                  (l) A copy of the budget for the Clean Room which (i) includes provisions for all hard and soft costs of constructing the Clean Room (including, without limitation, all capitalized interest) and reasonable allowances for contingencies and (ii) budgets the aggregate cost of such construction at $20,000,000 or less; together with a certificate of the Chief Financial Officer of Lessee certifying that such budget is a reasonable budget that sets forth the likely maximum costs of constructing the Clean Room;

                  (m) Such endorsements as Lessor and Agent may reasonably request to each of (i) the ALTA extended coverage owner's interim title insurance binder for the Property insuring Lessor's fee simple title therein Property issued in connection with the closing of the Participation Agreement, (ii) the ALTA extended coverage lender's policy of title insurance for the Property insuring the validity and priority of the Lease Agreements in connection with the closing of the Participation Agreement, and (iii) the ALTA extended coverage lender's policy of title insurance for the Property insuring the validity and priority of the Lessor Deed of Trust issued in connection with the closing of the Participation Agreement;

                  (n) A Certificate of the Secretary of Lessee, dated the Effective Date, certifying that (i) the Articles of Incorporation and Bylaws of Lessee, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Lessee and continuing in effect, which authorize the execution, delivery and performance by Lessee of this Amendment and the consummation of the transactions contemplated hereby;

                  (o) A favorable written opinion of Morrison & Foerster, LLP, counsel to Lessee, dated the Effective Date, addressed to Agent for the benefit of Lessor, Agent and Participants, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent;

                  (p) A certificate of the Chief Financial Officer of Lessee, addressed to Lessor and Agent and dated the Closing Date, certifying that:

                           (a) The representations and warranties set forth in
                  Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date);

                           (b) No Default has occurred and is continuing as of
                  such date;

                           (c) All of the Operative Documents are in full force
                  and effect on such date;

                  (q) All fees and expenses payable to the Lessor Parties on or prior to the Effective Date;

                  (r) All fees and expenses of Lessor's and Agent's counsels through the Effective Date, to the extent set forth in statements of such counsels delivered to Lessee on or before the Effective Date; and

                  (s) Such other evidence as Head Lessor, Lessor, Agent or any Participant may reasonably request to establish the accuracy and completeness in all material respects of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.

Subject to receipt by Head Lessor, Lessor, Agent and the Participants of the foregoing, (1) each Participant whose Proportionate Share under Facility 2 has been increased by this Amendment shall pay to Agent, not later than 10:00 A.M. (San Francisco time) on the Effective Date, such amount as Agent shall determine is necessary to increase such Participant's Outstanding Participation Amount under Facility 2 to such Participant's increased Proportionate Share of the Outstanding Lease Amount under Facility 2 on the Effective Date and (2) promptly upon its receipt of such funds, Agent shall pay to each Participant whose Proportionate Share under Facility 2 has been decreased by this Amendment such amount as Agent shall determine is necessary to decrease such Participant's Outstanding Participation Amount under Facility 2 to such Participant's decreased Proportionate Share of the Outstanding Lease Amount under Facility 2 on the Effective Date.

         6. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended hereby. Except as specifically amended above, (a) the Participation Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Head Lessor, Lessor, Participants or Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

         7. MISCELLANEOUS.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.



                            [Signature pages follow]

         IN WITNESS WHEREOF, Lessee, Head Lessor, Lessor, Agent and the Participants have caused this Amendment to be executed as of the day and year first above written.

LESSEE:                                  NOVELLUS SYSTEMS, INC.

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


HEAD LESSOR:                             LEASE PLAN NORTH AMERICA, INC.


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


LESSOR:                                  ABN AMRO LEASING, INC.

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


AGENT:                                   ABN AMRO BANK N.V.

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


PARTICIPANTS:                            ABN AMRO BANK N.V.

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         KEYBANK NATIONAL ASSOCIATION

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         THE SUMITOMO BANK, LIMITED

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                         SAN FRANCISCO AGENCY

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         THE BANK OF NOVA SCOTIA

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         UNION BANK OF CALIFORNIA, N.A.

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         COMERICA BANK-CALIFORNIA

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         FLEET NATIONAL BANK

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         BANQUE NATIONALE DE PARIS

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         CREDIT LYONNAIS LOS ANGELES BRANCH

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         THE FUJI BANK, LIMITED

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LIMITED, LOS ANGELES AGENCY

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________



                                         THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION, LOS ANGELES AGENCY


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         SOCIETE GENERALE


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         CALIFORNIA BANK & TRUST,
                                         formerly known as
                                         "The Sumitomo Bank of California"


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         THE SUMITOMO TRUST & BANKING CO., LTD.


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         SANWA BANK CALIFORNIA


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                         ABN AMRO LEASING, INC.


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                  ATTACHMENT 1

         PART A(2) - TRANCHE PERCENTAGES AND PROPORTIONATE SHARES UNDER
                     FACILITY 2 PRIOR TO THE COMPLETION DATE




                                       TRANCHE A             TRANCHE B              TRANCHE C           PROPORTIONATE
    PARTICIPANT                       PERCENTAGE             PERCENTAGE            PERCENTAGE                SHARE
----------------------------          ----------             ----------            ----------           -------------
ABN AMRO Bank N.V                     12.20077785%           0.96357645%           0.00000000%          13.16435430%
KeyBank National Association           6.23634651%           0.49252570%           0.00000000%           6.72887221%
The Sumitomo Bank, Limited             6.23634651%           0.49252570%           0.00000000%           6.72887221%
The Industrial Bank of                 5.24517298%           0.41424614%            0.0000000%           5.65941912%
Japan, Limited, San
Francisco Agency
The Bank of Nova Scotia                8.72564589%           0.68912220%            0.0000000%           9.41476809%
Union Bank of California,              4.24071563%           0.33491747%            0.0000000%           4.57563310%
N.A
Comerica Bank-California               3.99126177%           0.31521645%            0.0000000%           4.30647822%
Fleet National Bank                    5.99459342%           0.47343285%            0.0000000%           6.46802627%
Banque Nationale de Paris              6.98470810%           0.55162878%            0.0000000%           7.53633688%
Credit Lyonnais Los Angeles            4.54459579%           0.35891691%            0.0000000%           4.90351270%
Branch
The Fuji Bank, Limited                 7.14827011%           0.56454636%            0.0000000%           7.71281647%
The Long-Term Credit Bank of           3.49235405%           0.27581439%            0.0000000%           3.76816844%
Japan, Ltd., Los Angeles
Agency
The Mitsubishi Trust and               3.49235405%           0.27581439%            0.0000000%           3.76816844%
Banking Corporation, Los
Angeles Agency
Societe Generale                       3.49235405%           0.27581439%            0.0000000%           3.76816844%
California Bank & Trust,               3.49235405%           0.27581439%            0.0000000%           3.76816844%
formerly known as "The
Sumitomo Bank of California"
Sanwa Bank California                  4.38214926%           0.34608743%            0.0000000%           4.72823669%
ABN AMRO Leasing, Inc
                                                0%                    0%           3.00000000%           3.00000000%
TOTAL                                 89.90000000%           7.10000000%           3.00000000%         100.00000000%




                                     [1]-1

     PART A(3) - TRANCHE PERCENTAGES AND PROPORTIONATE SHARES UNDER FACILITY
                       2 ON AND AFTER THE COMPLETION DATE

                                       TRANCHE A             TRANCHE B              TRANCHE C           PROPORTIONATE
    PARTICIPANT                       PERCENTAGE             PERCENTAGE            PERCENTAGE               SHARE
----------------------------          ----------             ----------            ----------           -------------
ABN AMRO Bank N.V                     12.62149432%           0.54285997%           0.00000000%          13.16435430%
KeyBank National Association           6.45139294%           0.27747927%           0.00000000%           6.72887221%
The Sumitomo Bank, Limited             6.45139294%           0.27747927%           0.00000000%           6.72887221%
The Industrial Bank of                 5.42604102%           0.23337811%           0.00000000%           5.65941912%
Japan, Limited, San
Francisco Agency
The Bank of Nova Scotia                9.02653023%           0.38823786%           0.00000000%           9.41476809%
Union Bank of California,              4.38694720%           0.18868590%           0.00000000%           4.57563310%
N.A
Comerica Bank-California               4.12889149%           0.17758673%           0.00000000%           4.30647822%
Fleet National Bank                    6.20130354%           0.26672273%           0.00000000%           6.46802627%
Banque Nationale de Paris              7.22556010%           0.31077678%           0.00000000%           7.53633688%
Credit Lyonnais Los Angeles            4.70130599%           0.20220671%           0.00000000%           4.90351270%
Branch
The Fuji Bank, Limited                 7.39476218%           0.31805429%           0.00000000%           7.71281647%
The Long-Term Credit Bank of           3.61278005%           0.15538839%           0.00000000%           3.76816844%
Japan, Ltd., Los Angeles
Agency
The Mitsubishi Trust and               3.61278005%           0.15538839%           0.00000000%           3.76816844%
Banking Corporation, Los
Angeles Agency
Societe Generale                       3.61278005%           0.15538839%           0.00000000%           3.76816844%
California Bank & Trust,               3.61278005%           0.15538839%           0.00000000%           3.76816844%
formerly known as "The
Sumitomo Bank of California"
Sanwa Bank California                  4.53325786%           0.19497883%           0.00000000%           4.72823669%
ABN AMRO Leasing, Inc.
                                                0%                    0%           3.00000000%           3.00000000%
TOTAL                                 93.00000000%           4.00000000%           3.00000000%         100.00000000%



                                     [1]-2

                                    EXHIBIT A

                FIRST AMENDMENT TO FACILITY 1 PURCHASE AGREEMENT

                                 See Attachment.

                                    EXHIBIT B

                FIRST AMENDMENT TO FACILITY 2 PURCHASE AGREEMENT

                                 See Attachment.

                                    EXHIBIT C

               FIRST AMENDMENT TO FACILITY 1 HEAD LEASE AGREEMENT

                                 See Attachment.

                                    EXHIBIT D

               FIRST AMENDMENT TO FACILITY 2 HEAD LEASE AGREEMENT

                                 See Attachment.









                                      D-1